UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (date of earliest event reported):
                               September 25, 2002



                          CLEARONE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)







             Utah                        0-17219                87-0398877
-------------------------------  ------------------------  ---------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)

          1825 Research Way, Salt Lake City, Utah           84119
        ---------------------------------------------    ------------
          (Address of principal executive offices)        (Zip Code)



                                  801-975-7200
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 9.        Regulation FD Disclosure

               On September 25, 2002, ClearOne Communications, Inc. (the "Company") submitted to the Securities and Exchange Commission written certifications by each of its Chief Executive Officer and the Chief Financial Officer with respect to the Company's Report on Form 10-K for the year ended June 30, 2002 for purposes of 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each certification is attached as Exhibit 99.1 and Exhibit 99.2 to this report.



















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


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   CLEARONE COMMUNICATIONS, INC.



Dated:  September 24, 2002                  By:    /s/Randall J. Wichinski
                                                   -----------------------------
                                            Name:  Randall J. Wichinski
                                            Title: Chief Financial Officer

















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


                                INDEX TO EXHIBITS

Exhibit No.              Description
-----------              -----------

99.1 Certification of Chief Executive Officer, dated September 24, 2002.

99.2 Certification of Chief Financial Officer, dated September 24, 2002.

                                                                    EXHIBIT 99.1



                  STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350



        Pursuant to 18 U.S.C. Section 1350, the undersigned certifies that, to the best of her knowledge, (i) the Annual Report on Form 10-K for the period ended June 30, 2002 of ClearOne Communications, Inc., which is being filed with the Securities and Exchange Commission concurrently herewith, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of ClearOne Communications, Inc.


Dated:     September 24, 2002                    /s/ Frances M. Flood
                                                 -------------------------
                                                 Frances M. Flood
                                                 Chief Executive Officer

                                                                    EXHIBIT 99.2


                  STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350



        Pursuant to 18 U.S.C. Section 1350, the undersigned certifies that, to the best of his knowledge, (i) the Annual Report on Form 10-K for the period ended June 30, 2002 of ClearOne Communications, Inc., which is being filed with the Securities and Exchange Commission concurrently herewith, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of ClearOne Communications, Inc.



Dated:     September 24, 2002                    /s/ Randall J. Wichinski
                                                 -------------------------
                                                 Randall J. Wichinski
                                                 Chief Financial Officer